TIFF Investment Program (“TIP”)
Supplement dated June 24, 2022
to the TIP Prospectus dated April 29, 2022, as Supplemented April 29 and May 4, 2022
This supplement provides new and additional information to the TIP prospectus dated April 29, 2022 (the “Prospectus”), supplemented as noted above.
On June 23, 2022, the Board of Trustees of TIP approved an amendment to the money manager agreement and amended and restated fee schedule between TIP, on behalf of TIFF Multi-Asset Fund (“MAF”), and Kopernik Global Investors, LLP (“Kopernik”), to be effective July 1, 2022, which adjusted the timing of the performance-based fee payments to occur over two calculation periods.
The following paragraph replaces similar disclosure regarding “Performance-Based Fees” under the heading “Money Managers” on page 19 of the Prospectus:
Performance-Based Fees.   Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. For these managers, the performance-based fee is generally a specified percentage of net appreciation in excess of a preselected portfolio benchmark, and in certain cases is also subject to a cap. For certain managers, underperformance may impact the payment of any prior year’s performance fees or prior year’s losses must be recovered or asset value must rise above a “high water mark” before additional performance fees will be paid. Total returns are generally computed either over rolling time periods of varying lengths or over a calendar year period, or at redemption from the account. In most cases these total returns are determined gross of Fund expenses and fees, except custodian transaction charges, expenses for securities sold short, and, in certain cases, the management fee and/or performance-based fee applicable to the money manager’s account. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent. Because performance-based fees are based on a manager’s performance versus a specified benchmark, the Fund may pay performance-based fees to one or more managers whose performance exceeds their specified benchmark(s), even during periods when the Fund overall has a negative return.
The following paragraph replaces similar information for Kopernik under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 20 of the Prospectus, after the description of Keel Capital AB:
Kopernik Global Investors, LLC (Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, FL 33602) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.10% per year on all assets comprising the portfolio. Effective July 1, 2022, the performance-based fee Kopernik receives is 20% of the amount by which the value of its Fund portfolio exceeds the value of a hurdle account, determined by reference to the MSCI All Country World Index, calculated over 12-month periods ending each December 31 and payable over two calculation periods, subject to restrictions. Prior to July 1, 2022, the performance-based fee was payable at the end of each annual calculation period. David Iben (Managing Member and Chief Investment Officer) founded Kopernik in 2013. Prior to founding Kopernik, he was a director and head of the Global Value team for Vinik Asset Management from 2012 to 2013. Previous to that, Mr. Iben was executive managing director, chief investment officer, co-president and portfolio manager of Tradewinds Global Investors, LLC, an investment firm, from 2006 through 2012.
If you have any questions, please contact Member Services at 1-610-684-8200.
Please keep this supplement for future reference.